EXHIBIT 10.3

AMENDMENT NO. 9 TO FINANCING AGREEMENT

This AMENDMENT NO. 9 TO FINANCING AGREEMENT AND OTHER LOAN DOCUMENTS (" Amendment") is dated as of March 25, 2025 and is entered into by and among TCFIII KARMAN LLC, a Delaware limited liability company f/k/a TCFIII Spaceco LLC ("Parent"), KARMAN HOLDINGS LLC, a Delaware limited liability company f/k/a Spaceco Holdings LLC ("Karman"), AEROSPACE ENGINEERING, LLC, a Delaware limited liability company ("Aerospace"), AMRO FABRICATING CORPORATION, a California corporation ("AMRO"), AMERICAN AUTOMATED ENGINEERING, INC., a California corporation ("AAE"), SYSTIMA TECHNOLOGIES, a Washington corporation ("Systima"), and WOLCOTT DESIGN SERVICES LLC, an Oregon limited liability company ("Wolcott"; together with Karman, Aerospace, AMRO, AAE, Systima and the other "Borrowers" from time to time joined to the below-defined Financing Agreement, the "Borrowers"), each subsidiary of the Parent listed as a "Guarantor" on the signature pages hereto (together with the Parent and the other "Guarantors" from time to time joined to the below-defined Financing Agreement, each, a "Guarantor" and, collectively, the "Guarantors"), the Lenders (as defined below) party hereto, and TCW ASSET MANAGEMENT COMPANY LLC, a Delaware limited liability company, as the administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Administrative Agent").

W I T N E S S E T H:

WHEREAS, Borrowers, Guarantors, the lenders from time to time party thereto (each a "Lender" and collectively, the "Lenders"), and Administrative Agent have entered into that certain Financing Agreement dated as of December 21, 2020 (as amended, restated, supplemented or otherwise modified from time to time, including any replacement agreement therefor, the "Financing Agreement"; capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Financing Agreement);

WHEREAS, Borrowers have requested that the Final Maturity Date be extended to April 15, 2026;

WHEREAS, Borrowers have requested that Administrative Agent and Lenders agree to amend the Financing Agreement in the manner specified in this Amendment; and

WHEREAS, Administrative Agent and Lenders have agreed to the foregoing requests, subject in each case to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Financing Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.

Amendments to Financing Agreement. Subject to the satisfaction of the conditions to effectiveness set forth in Section 2 below, and in reliance upon the representations and warranties contained in Section 3 below, the Financing Agreement is hereby amended as follows:

	(a)	Section 1.01 of the Financing Agreement is hereby amended by amending and restating the defined term "Final Maturity Date" as follows: “Final Maturity Date” means April 15, 2026.
2.		Conditions to Effectiveness. The effectiveness of this Amendment is subject to the concurrent satisfaction of each of the following conditions:
	(a)	Administrative Agent shall have received fully executed copies of this Amendment executed by each Borrower, each other Loan Party, and each Lender;
(b)

Administrative Agent shall have received a certificate of an Authorized Officer of each Loan Party, certifying (A) as to copies of the Governing Documents of such Loan Party, together with all amendments thereto (which may include a certification as to “no change” to such Governing Documents) and (B) as to a copy of the resolutions or written consents of such Loan Party authorizing (1) the transactions contemplated by this Amendment and (2) the execution, delivery and performance by such Loan Party of this Amendment;

(c)

All consents, authorizations and approvals of, and filings and registrations with, and all other actions in respect of, any Governmental Authority or other Person required in connection with the execution and performance of this Amendment, shall have been obtained and shall be in full force and effect, except for any such consents, authorizations, approvals, filings, registrations or actions, which if not obtained, made or taken, as applicable, would not, and would not reasonably be expected to be material and adverse to the Loan Parties, taken as a whole;

(d)

the representations and warranties contained in Article VI of the Financing Agreement and in each other Loan Document are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or "Material Adverse Effect" in the text thereof)); and

(e)

immediately prior to giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing and no Default or Event of Default shall immediately result from giving effect to this Amendment.

3.

Representations and Warranties. To induce Administrative Agent and Lenders to enter into this Amendment, each Borrower and each other Loan Party represents and warrants to Administrative Agent and Lenders that:

(a)

the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate, partnership or limited liability company action, as applicable, on the part of such Borrower or such Loan Party and that this Amendment has been duly executed and delivered by such Borrower or such Loan Party, as applicable;

(b)

this Amendment constitutes a legal, valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally;

(c)

immediately prior to giving effect to this Amendment, no Default or Event of Default has occurred and is continuing and no Default or Event of Default will immediately result from giving effect to this Amendment; and

(d)

the representations and warranties contained in Article VI of the Financing Agreement and in each other Loan Document are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or "Material Adverse Effect" in the text thereof)).

4.		[Reserved]
5.

Post-Closing Obligations. In consideration of the amendments set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Loan Parties hereby agree that, on or before April 15, 2025 (or such later date as Administrative Agent may agree in writing, including via email), Administrative Agent shall have received a fully executed copy of an amendment to the TMX Seller Note, extending the maturity thereof to July 15, 2026 (or a later date), which shall be in form and substance reasonably acceptable to Administrative Agent. Failure to satisfy the requirement set forth in this Section 5 shall constitute an immediate Event of Default under the Financing Agreement.

6.

Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

7.

Loan Document; References. This Amendment is a Loan Document. Any reference to the Financing Agreement contained in any document, instrument or Loan Document executed in connection with the Financing Agreement shall be deemed to be a reference to the Financing Agreement as modified by this Amendment.

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8.	Costs and Expenses. Each Borrower acknowledges that Section 12.04 of the Financing Agreement applies to this Amendment and the transactions, agreements and documents contemplated hereunder.
9.

Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telecopier or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telecopier or electronic mail also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

10.

Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Financing Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Financing Agreement. Except as expressly modified and superseded by this Financing Agreement, the terms and provisions of the Financing Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.

11.	Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the date first written above.

BORROWERS:

KARMAN SPACE & DEFENSE LLC, a

Delaware limited liability company

By: /s/Mike Willis

Name: Mike Willis

Title: Chief Financial Officer

AEROSPACE ENGINEERING, LLC, a

Delaware limited liability company

By: /s/Mike Willis

Name: Mike Willis

Title: Chief Financial Officer

AMRO FABRICATING CORPORATION, a

California corporation

By: /s/Mike Willis

Name: Mike Willis

Title: Chief Financial Officer

AMERICAN AUTOMATED ENGINEERING,

INC., a California corporation

By: /s/Mike Willis

Name: Mike Willis

Title: Chief Financial Officer

SYSTIMA TECHNOLOGIES, INC., a Washington

corporation

By: /s/Mike Willis

Name: Mike Willis

Title: Chief Financial Officer

WOLCOTT DESIGN SERVICES LLC, an Oregon

limited liability company

By: /s/Mike Willis

Name: Mike Willis

Title: Chief Financial Officer

GUARANTORS:

KARMAN PARENT LLC, a Delaware limited liability company

By: /s/Mike Willis

Name: Mike Willis

Title: Chief Financial Officer

ADMINISTRATIVE AGENT:

TCW ASSET MANAGEMENT COMPANY, LLC

By: /s/ Suzanne Grosso

Name: Suzanne Grosso

Title: Managing Director

LENDERS:

TCW WV FINANCING LLC

By: TCW Asset Management Company LLC, its Collateral Manager

By: /s/ Suzanne Grosso

Name: Suzanne Grosso

Title: Managing Director

TCW SKYLINE LENDING, L.P.

By: TCW Asset Management Company LLC, its Investment Advisor

By: /s/ Suzanne Grosso

Name: Suzanne Grosso

Title: Managing Director

NJ/TCW DIRECT LENDING LLC

By: TCW Asset Management Company LLC, its Investment Advisor

By: /s/ Suzanne Grosso

Name: Suzanne Grosso

Title: Managing Director

TCW BRAZOS FUND LLC

By: TCW Asset Management Company LLC, its Investment Advisor

By: /s/ Suzanne Grosso

Name: Suzanne Grosso

Title: Managing Director

TCW DL VII FINANCING LLC

By: TCW Asset Management Company LLC, its Collateral Manager

By: /s/ Suzanne Grosso

Name: Suzanne Grosso

Title: Managing Director

TCW DIRECT LENDING VII LLC

By: TCW Asset Management Company LLC, its Investment Advisor

By: /s/ Suzanne Grosso

Name: Suzanne Grosso

Title: Managing Director

TCW DIRECT LENDING STRUCTURED SOLUTIONS 2019 LLC

By: TCW Asset Management Company LLC, its Investment Advisor

By: /s/ Suzanne Grosso

Name: Suzanne Grosso

Title: Managing Director

US SPECIALTY INSURANCE COMPANY

By: TCW Asset Management Company LLC Its: Investment Manager and Attorney-in-Fact

By: /s/ Suzanne Grosso

Name: Suzanne Grosso

Title: Managing Director

SAFETY NATIONAL CASUALTY CORPORATION

By: TCW Asset Management Company LLC Its: Investment Manager and Attorney-in-Fact

By: /s/ Suzanne Grosso

Name: Suzanne Grosso

Title: Managing Director

RELIANCE STANDARD LIFE INSURANCE COMPANY

By: TCW Asset Management Company LLC Its: Investment Manager and Attorney-in-Fact

By: /s/ Suzanne Grosso

Name: Suzanne Grosso

Title: Managing Director

PHILADELPHIA INDEMNITY INSURANCE COMPANY

By: TCW Asset Management Company LLC Its: Investment Manager and Attorney-in-Fact

By: /s/ Suzanne Grosso

Name: Suzanne Grosso

Title: Managing Director

FS KKR CAPITAL CORP

By: /s/ Alexander Foreman

Name: Alexander Foreman

Title: Authorized Signatory

KLP III CALIFORNIA LEVERED LTD.

By: /s/ Alexander Foreman

Name: Alexander Foreman

Title: Authorized Signatory

KKR – NYC CREDIT A CALIFORNIA LEVERED L.P.

By: /s/ Alexander Foreman

Name: Alexander Foreman

Title: Authorized Signatory

AURORA NATIONAL LIFE ASSURANCE COMPANY

By: /s/ Alexander Foreman

Name: Alexander Foreman

Title: Authorized Signatory

RGA OPERATING COMPANY

By: /s/ Alexander Foreman

Name: Alexander Foreman

Title: Authorized Signatory

KLP III CALIFORNIA UNLEVERED LTD.

By: /s/ Alexander Foreman

Name: Alexander Foreman

Title: Authorized Signatory

KKR – NYC CREDIT A CALIFORNIA UNLEVERED L.P.

By: /s/ Alexander Foreman

Name: Alexander Foreman

Title: Authorized Signatory

KKR LENDING PARTNERS III CLO LLC

By: /s/ Alexander Foreman

Name: Alexander Foreman

Title: Authorized Signatory

K-FITS FINANCE EIFFEL-1 LLC

By: /s/ Alexander Foreman

Name: Alexander Foreman

Title: Authorized Signatory

KKR ENHANCED US DIRECT LENDING FUND- L INC.

By: /s/ Alexander Foreman

Name: Alexander Foreman

Title: Authorized Signatory

KKR FS INCOME TRUST

By: /s/ Alexander Foreman

Name: Alexander Foreman

Title: Authorized Signatory

KKR ENHANCED US EVDL FUNDING LLC

By: /s/ Alexander Foreman

Name: Alexander Foreman

Title: Authorized Signatory

KKR FS INCOME TRUST SELECT

By: /s/ Alexander Foreman

Name: Alexander Foreman

Title: Authorized Signatory

GLADSTONE BUSINESS LOAN, LLC

By: Eric Maloy

Name: Eric Maloy

Title: Managing Direct

CEDAR CREST 2021-2, LLC

By: Donald J. Puglisi

Name: Donald J. Puglisi

Title: Manager

SHAWNEE 2024-1, LLC

By: /s/ Donald J. Puglisi

Name: Donald J. Puglisi

Title: Manager